Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

28. SUBSEQUENT EVENTS

On March 6, 2024, the Group entered into a share subscription agreement with Maodq Limited, pursuant to which Maodq Limited, a limited liability company owned by Dr. Daqing Mao, subscribed for 80,000 newly issued Class B Ordinary Shares of the Group at a per share subscription price of $3.00, for an aggregate cash consideration of $240.

On January 1, 2024 and March 12, 2024, the Group granted 620,000 and 120,000 share options to employees under the 2020 Plan at an exercise price of $0.00021 per share, respectively. The expiration date of the share options was the 10th anniversary of the date of grant. The option shall 100% vest and become exercisable upon the date of grant. The grant date fair value of option is estimated to be RMB17,516 and RMB2,140, respectively. The Group has evaluated the accounting impact and accrued RMB17,516 payroll payable in accrued expense and other current liabilities for the consolidated financial statements as of December 31, 2023, due to the Group assessed that this subsequent event should be treated as recognized subsequent event.

The Company has evaluated the impact of events that have occurred subsequent to December 31, 2023, through the issuance date of the consolidated financial statements, other than the subsequent event described above, the Group did not identify any subsequent events that would have required adjustment or disclosure on the consolidated financial statements.